UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

____________________________________________________________

Date of Report (Date of earliest event reported): April 30, 2014

CIRQUE ENERGY, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	000-52438	65-0855736
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

645 Griswold, Suite 3274 Detroit, Michigan	48226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 888-963-2622

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Telephone: (212) 930-9700

Attn.: Marc Ross, Esq.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to (i) securing capital for general working purposes, and (ii) other risks and in statements filed from time to time with the Securities and Exchange Commission (the “SEC”). All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to, and will not, update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 8.01         Other Events

On April 21, 2014, we filed a Current Report on Form 8-K announcing our receipt of a notice of default (the “Notice”) related to an 8% Convertible Promissory Note in the principal face amount of $47,500 (the “Note”) that we had sold to Asher Enterprises, Inc. (“Asher”).

Prior to receipt of the Notice from Asher we were working with Asher to negotiate and complete a settlement of amounts owed by us under the Note. On April 25, 2014, we paid Asher $72,530.55 in full satisfaction of our obligations under the Note.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIRQUE ENERGY, INC.

Date: April 30, 2014	By:	/s/ Roger Silverthorn
Roger Silverthorn
Chief Financial Officer

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